SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

               Date of Report: (Date of earliest event reported):
                     November 12, 2003 (November 12, 2003)


                           Blue Dolphin Energy Company
             (Exact name of registrant as specified in its charter)




       Delaware                       0-15905                    73-1268729
(State of Incorporation)       (Commission File Number)      (IRS Employer
                                                             Identification No.)





                             801 Travis, Suite 2100
                              Houston, Texas 77002
              (Address of Registrant's principal executive offices)

                                 (713) 227-7660
              (Registrant's telephone number, including area code)




                                (Not Applicable)
          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Exhibits

         99.1     Press Release issued November 12, 2003

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On  November  12,  2003,  Blue  Dolphin  Energy  Company,   a  Delaware
corporation ("Blue Dolphin"), issued a press release reporting its earnings for the quarter ended September 30, 2003.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    November 12, 2003


                           BLUE DOLPHIN ENERGY COMPANY


                           /s/ G. Brian Lloyd
                           ------------------
                           G. Brian Lloyd
                           Vice President, Treasurer

                                INDEX TO EXHIBITS


EXHIBIT           DESCRIPTION OF EXHIBIT
-------           ----------------------

99.1              Press Release issued November 12, 2003

































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